Exhibit 10.47

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 10
to
Purchase Agreement No. 3219
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 787 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 10 (SA-10) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement; and
WHEREAS, Boeing and Customer desire to add Letter Agreement AAL-PA-03219-LA-1701988 entitled “[****]” (New 787 [****] Letter Agreement); and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.    Table of Contents.
The Table of Contents referencing SA-9 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-10 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.    Tables.
Table 1(R7). Table 1(R6) entitled “787-9 Aircraft – Delivery, Description, Price and Advance Payments” referencing SA-9 in the footer is deleted in its entirety and is replaced with

PA 3219	SA-10	Page 1
BOEING PROPRIETARY

the similarly titled Table 1(R7) (attached hereto) referencing SA-10 in the footer. Table 1(R7) is hereby incorporated into the Purchase Agreement in replacement of Table 1(R6).
3.    Letter Agreements.
3.1 New [****] Letter Agreement. The New 787 [****] Letter Agreement is added to the Purchase Agreement. The New 787 [****] Letter Agreement is hereby made a part of the Purchase Agreement.
4.    Effect on Purchase Agreement.
4.1 Table 1 Reference Clarifications. The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 1(R6)” is now deemed to refer to “Table 1(R7)”. Specifically:

Location of References
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1 of Supplemental Exhibit EE1
Section 1 (definition of “Firm Aircraft”) of Letter Agreement 6- 1162-TRW-0664R1 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[****]”
Section 3 of Letter Agreement 6-1162-TRW-0674R3 entitled “Business Considerations”
4.2 Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

PA 3219	SA-10	Page 2
BOEING PROPRIETARY

AGREED AND ACCEPTED

May 11, 2017
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP and Treasurer
Title	Title

PA 3219	SA-10	Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2

1(R7)	787-9 Aircraft Information Table – GENX	SA-10

2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5

3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5

4	WITHDRAWN	SA-6

EXHIBIT
A(R2).	Aircraft Configuration for [****] Aircraft	SA-7
A2(R3)	Aircraft Configuration for [****] Aircraft	SA-6
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]

BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3

BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3

CS1.	787 Customer Support Document

EE1.	[****]

~~EE1.~~	[****]	SA-2

EE2.	[****]	SA-4

SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
3219-01	[****]

3219-02	Special Terms – Seats and In-Flight Entertainment

	P.A. No. 3219	SA-10
Table of Contents		Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

3219-04	[****]

3219-05R1	Spare Parts Commitments	SA-3

3219-06R1	Spare Parts Initial Provisioning	SA-3

~~3219-08R2~~	~~Open Configuration Matters~~ Withdrawn	SA-8

~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595

~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595

6-1162-AKP-073R1	Accident Claims and Litigation

~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3

~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3

6-1162-CLO-1039	[****]

6-1162-CLO-1042	[****]

6-1162-CLO-1043R1	787 Inspection Process	SA-3

6-1162-CLO-1045R1	[****]	SA-2

~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3

6-1162-CLO-1047R2	[****]	SA-6

~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2

6-1162-CLO-1049R2	CS1 Matters	SA-6

6-1162-TRW-0664R1	Aircraft Purchase Rights and Substitution Rights	SA-4
	Attachment A(R2) – MADP Exercise Dates	SA-6
	Attachment B(R2) – QADP Exercise Dates	SA-6
	Attachment C(R3) – MADP & QADP Rights Aircraft: Description/Price Data	SA-8
	Attachment D – Form of Purchase Agreement Supplement	SA-3
	~~Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement:~~ WITHDRAWN	SA-6

	P.A. No. 3219	SA-10
Table of Contents		Page 2
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER

~~6-1162-TRW-0665~~	[****]	SA-3

~~6-1162-TRW-0666~~	[****]	SA-3

6-1162-TRW-0667R2	[****]	SA-6

6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3

6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3

~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3

6-1162-TRW-0672R1	Promotional Support Agreement	SA-3

6-1162-TRW-0673R1	Confidentiality	SA-3

6-1162-TRW-0674R3	Business Considerations	SA-6

AAL-PA-3219-LA-08836R1	[****]	SA-6

AAL-PA-3219-LA-08837R1	[****]	SA-6

AAL-PA-3219-LA-08838	[****]	SA-3

AAL-LA-1106678	Assignment Matters	SA-3

AAL-PA-3219-LA-1302236R1	[****]	SA-6

AAL-PA-3219-LA-1604503	787 [****] Matters	SA-8

AAL-PA-03219-LA-1701988	[****]	SA-10

	P.A. No. 3219	SA-10
Table of Contents		Page 3
BOEING PROPRIETARY

Table 1(R7) To Purchase Agreement No. PA-03219
787-9 Aircraft Delivery, Description, Price and Advance Payments
[****]

Airframe Model/MTOW:	787-9	553,000 pounds	Detail Specification:	[****]

Engine Model/Thrust:	GENX-1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:		[****]		[****]

Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:		[****]		[****]

Optional Features:		$[****]

Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:

Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):			[****]

Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):			[****]

Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:

In-Flight Entertainment (IFE) Estimate:		$[****]	Base Year Index (ECI):			[****]

Fixed Price Options		$[****]	Base Year Index (CPI):			[****]

Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03219 105140-1F.txt	Boeing Proprietary	SA-10, Table 1(R7), Page 1

Table 1(R7) To Purchase Agreement No. PA-03219
787-9 Aircraft Delivery, Description, Price and Advance Payments
[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total: 22

AAL-PA-03219 105140-1F.txt	Boeing Proprietary	SA-10, Table 1(R7), Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-3219-LA-1701988
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. PA-3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer and Boeing previously entered into the [****] Letter Agreement which [****] described in Attachment A to the [****] Letter Agreement (collectively referred to as [****] or [****]). Customer has requested and Boeing agrees to the [****].
In order to accomplish this [****], Customer and Boeing agree that [****] (as defined below) will be utilized for the [****] identified in Attachment A hereto that will be [****].
In order to document the use of the [****], the parties agree as follows:
1. Revisions to the [****] Letter Agreement. [****], the [****] Letter Agreement is revised as follows:
    1.1    Section 1.1.5 is deleted in its entirety and replaced with the following:
“1.1.5 [****], but such [****]:
    1.1.5.1    specify that [****];

    1.1.5.2    specify the [****];

    1.1.5.3    require [****]; and

    1.1.5.4    require [****];”

    1.2    Section 1.1.6 is deleted in its entirety and replaced with the following:

AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1	SA-9 LA Page 1
BOEING PROPRIETARY

“1.1.6 Intentionally Omitted”
1.3 Section 1.2.4 is deleted in its entirety and replaced with the following:
“1.2.4 place, [****] and which shall also include a statement that [****]; additionally the [****];”
1.4 Sections 1.2.5 through 1.2.8 are renumbered so that Section 1.2.5 becomes 1.2.7, Section 1.2.6 becomes Section 1.2.8, Section 1.2.7 becomes Section 1.2.9, and Section 1.2.8 becomes Section 1.2.10.
1.5 After Section 1.2.4, the following new sections are added:
“1.2.5 notify Customer as soon as possible [****];
1.2.6 manage all [****],”
1.6 Section 4.1.1 is amended by replacing the words “the [****]” with “the [****].”
1.7 Section 6.1 is amended by replacing the words “[****]” with “[****].”
1.8 Section 8.1 is deleted in its entirety and replaced with the following:
“8.1 [****]. An [****] for each Aircraft. Boeing and Customer agree that the [****] for such Aircraft.”
1.9 Section 8.2 is deleted in its entirety and replaced with the following:
“8.2 Aircraft [****]. The Aircraft [****] for the [****]..”
1.10 Section 10 is deleted in its entirety and replaced with the following:
“10. [****]. [****] will at all times [****] with Customer [****] and Boeing will have [****] would have, but will not be [****].”

AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1	SA-9 LA Page 2
BOEING PROPRIETARY

2.    Confidential Treatment.
Customer and Boeing understand and agree that the information contained herein represents confidential business information and has value precisely because it is not generally available to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1	SA-9 LA Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 11, 2017

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	VP and Treasurer

Attachments

AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1	SA-9 LA Page 4
BOEING PROPRIETARY

Attachment A
[****]

[****]	[****]	[****]	[****]	[****]

[****]
[****]	1	[****]	[****]	[****]
[****]	2	[****]	[****]	[****]
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	8	[****]	[****]	[****]
	9	[****]	[****]	[****]
	10	[****]	[****]	[****]
	11	[****]	[****]	[****]

Attachment A to AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1

BOEING PROPRIETARY

[****]	[****]	[****]	[****]	[****]

[****]
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[****]	2	[****]	[****]	[****]
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Attachment A to AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1
BOEING PROPRIETARY

	15	[****]	[****]	[****]
	16	[****]	[****]	[****]
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[****]	1	[****]	[****]	[****]
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Attachment A to AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1
BOEING PROPRIETARY

[****]	[****]	[****]	[****]	[****]

[****]
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[****]	2	[****]	[****]	[****]
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Attachment A to AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1
BOEING PROPRIETARY

[****]	[****]	[****]	[****]	[****]

[****]
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Attachment A to AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1
BOEING PROPRIETARY

	13	[****]	[****]	[****]
	14	[****]	[****]	[****]
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Attachment A to AAL-PA-3219-LA-1701988 [****], Letter Agreement AAL-PA-3219-LA-1302236R1
BOEING PROPRIETARY